                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY FOR
                         SUN INTERNATIONAL HOTELS LIMITED AND
                        SUN INTERNATIONAL NORTH AMERICA, INC.

          This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Sun International Hotels Limited and Sun International North America, Inc. (collectively, the "Issuers") made pursuant to the Prospectus, dated ____, 1997 (the "Prospectus"), if certificates for Outstanding Notes of the Issuers are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, fax transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedures to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a copy thereof) must also be received by the Exchange Agent prior to the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                MAIN DELIVERY TO: The Bank of New York, EXCHANGE AGENT

                            BY HAND OR OVERNIGHT COURIER:

                                 The Bank of New York
                                  101 Barclay Street
                           Corporate Trust Services Window
                                     Ground Level
                                  New York, NY 10286
                         Attention:  Reorganization Section,
                                       Arwen Gibbons

                                       BY MAIL:

                                 The Bank of New York
                                101 Barclay Street, 7E
                                  New York, NY 10286
                         Attention:  Reorganization Section,
                                       Arwen Gibbons


                            FAX FOR ELIGIBLE INSTITUTIONS:
                                    (212) 571-3080

          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FAX OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

          Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Outstanding Notes
    Tendered:*
$ _________________________________
Certificate Nos. (if available):

                                     If Outstanding Notes will be delivered
___________________________________  by book-entry transfer to The Depository
                                     Trust Company, provide account number.

Total Principal Amount Represented by
    Outstanding Notes Certificate(s):

$__________________________________  Account Number _______________________

_____________
*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

          ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                             PLEASE SIGN HERE

X _______________________________  ________

X _______________________________  ________
Signature(s) of Owner(s)        Date
or Authorized Signatory

Area Code and Tel. No.: ________________________________-

          Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):       ______________________________________________________________
               ______________________________________________________________
               ______________________________________________________________
Capacity:      ______________________________________________________________
               ______________________________________________________________
Address(es):   ______________________________________________________________
               ______________________________________________________________
               ______________________________________________________________

                                      GUARANTEE

          The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a copy thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three NYSE trading days after the date of execution hereof.

_____________________________________     _________________________________
            Name of Firm                        Authorized Signature

_____________________________________     _________________________________
               Address                                  Title


_____________________________________     Name: ___________________________
               Zip Code                          (Please Type or Print)

Area Code and Tel. No. ______________     Date: ___________________________


NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.